UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Online Resources Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ONLINE RESOURCES CORPORATION

7600 Colshire Drive
McLean, Virginia 22102

April 5, 2004

Dear Stockholder:

      On behalf of the Board of Directors and management, I cordially invite you to attend our 2004 annual meeting of stockholders to be held at 2:00 P.M. on Wednesday, May 5, 2004 at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Online Resources Corporation that you should consider when you vote your shares.

      When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

Matthew P. Lawlor
Chairman of the Board and Chief Executive Officer

ONLINE RESOURCES CORPORATION

7600 Colshire Drive
McLean, Virginia 22102

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

The Stockholders of Online Resources Corporation:

Notice is hereby given that the Annual Stockholders Meeting of Online Resources Corporation (the “Company”) will be held on Wednesday, May 5, 2004, at 2:00 P.M. (EST), at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036, for the following purposes:

      1. To elect three Directors to serve a three-year term expiring in 2007.

2.	To ratify the appointment of Ernst & Young LLP as the company’s independent public accountants for the year ending December 31, 2004.

3.	To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

      Stockholders of record at the close of business on March 15, 2004, are the only stockholders entitled to notice of and to vote at the Annual Stockholders Meeting. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of our Secretary at 7600 Colshire Drive, McLean, VA 22102.

BY ORDER OF THE BOARD OF DIRECTORS

Catherine A. Graham
Executive Vice President,
Chief Financial Officer and Secretary
Dated April 5, 2004

ONLINE RESOURCES CORPORATION

7600 Colshire Drive
McLean, VA 22102
703-394-5100

PROXY STATEMENT FOR ONLINE RESOURCES CORPORATION

2004 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

      We sent you this proxy statement and the enclosed proxy card because Online Resources Corporation’s Board of Directors is soliciting your proxy to vote at the 2004 annual meeting of stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

      On April 5, 2004, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Only stockholders who owned Online Resources Corporation common stock at the close of business on March 15, 2004 are entitled to vote at the annual meeting. On this record date, there were 17,933,606 shares of Online Resources Corporation common stock outstanding. Online Resources Corporation common stock is our only class of voting stock for purposes of this annual meeting. Along with this proxy statement, we are sending our 2003 annual report, which includes our financial statements for the year ended December 31, 2003.

How Many Votes Do I Have?

      Each share of Online Resources Corporation common stock that you own entitles you to one vote.

How Do I Vote by Proxy?

      Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

      If you properly fill in your proxy card and send it to us in time, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors.

How Does the Board of Directors Recommend That I Vote on the Proposals?

      The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for Director;

•	“FOR” ratification of the selection of our independent auditors for our year ending December 31, 2004.

      If any other matter is presented at the annual meeting, your proxy will vote your shares in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that are to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

      If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•	You may complete, sign and send in another proxy card with a later date;

•	You may notify Online Resources Corporation’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•	You may vote in person at the annual meeting.

How Do I Vote in Person?

      If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares at the close of business on March 15, 2004, the record date for voting at the annual meeting.

What Constitutes a Quorum for the Meeting?

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock at the record date is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

What Vote is Required to Approve Each Proposal?

      If a quorum exists at the annual meeting, then the vote required to approve each proposal is as follows:

Proposal 1: Election of Directors	The nominees for Directors who receive the most votes cast, also known as a “plurality” of the votes, will be elected.

Proposal 2: Ratify Selection of Independent Accountants	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent accountants.

What is the Effect of Broker Non-Votes, Withholdings and Abstentions?

•	Broker Non-Votes: If your broker holds your shares in its name, the broker will be entitled to vote your shares on both Proposal 1 and Proposal 2 even if it does not receive instructions from you. In other words, unless your broker receives instructions from you in a timely manner, your broker has authority to use its own discretion to vote your shares with respect to Proposals 1 and 2. When your broker cannot vote your shares on a particular matter because it does not have instructions from you in a timely manner and it does not have authority to use its own discretion to vote on that matter, this is referred to as a “broker non-vote”. Broker non-votes are not considered to be present and represented and entitled to vote at the meeting as to all of the Proposals to be considered at the annual meeting, so they will have no effect on the votes on any of the Proposals.

•	Withholdings: Withholding authority to vote for the nominees for Director will have no effect on the outcome of the vote.

•	Abstentions: Because abstentions are treated as shares present or represented and entitled to vote at the annual meeting, abstentions with respect to Proposal 2 have the same effect as votes against the proposals.

Is Voting Confidential?

      We will keep all the proxy cards, ballots and voting tabulations private. We only let our Inspectors of Election and American Stock Transfer and Trust Company, our transfer agent, examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere. Our practice is not to attribute a stockholder’s identity to their comments.

What Are the Costs of Soliciting these Proxies?

      We will pay all of the costs of soliciting these proxies, including expenses in connection with preparing and mailing this proxy statement. We have retained Georgeson Shareholder Communications, Inc. to assist our Board of Directors in the distribution of proxy materials and solicitation of votes for a fee of $5,500, plus reimbursement of out-of-pocket expenses. Georgeson Shareholder Communications, Inc. will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their expenses in forwarding proxy materials to such beneficial owners, and we will reimburse Georgeson Shareholder Communications, Inc. for the expenses. Our Directors and employees also may solicit proxies using the Internet, telephone, fax, email or in person. We will not pay our employees and Directors any additional compensation for these services.

Attending the Annual Meeting

      The annual meeting will be held at 2:00 p.m. on Wednesday, May 5, 2004 at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036. When you arrive at the Harvard Club of New York, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Voting

      To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that you submitted, will be superseded by the vote that you cast at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 15, 2004 for (a) the executive officers named in the Summary Compensation Table on page 10 of this proxy statement, (b) each of our Directors and Director nominees, (c) all of our current Directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 15, 2004 pursuant to the exercise of options or warrants or the conversion of other securities to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the owners of our common stock named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 17,933,606 shares of common stock outstanding on March 15, 2004.

	Shares Beneficially
	Owned(1)

Name and Address**	Number		Percent

Wellington Management Co., L.P.	962,400	(2)	5.4%
75 State Street
Boston, MA 02109
Federated Investors, Inc.	2,098,218	(3)	11.7%
1001 Liberty Ave
Pittsburgh, PA 15222

Bruce Bent Associates, Inc.	1,147,900	(4)	6.4%
950 Third Avenue
New York, NY 10022-2705

Matthew P. Lawlor	1,805,162	(5)	9.9%
Edward E. Furash	4,116	(6)	*
Ervin R. Shames	42,478	(7)	*
Barry D. Wessler	34,294	(8)	*
David A. O’Connor	76,688	(9)	*
Joseph J. Spalluto	66,976	(10)	*
Michael H. Heath	75,055	(11)	*
William H. Washecka	—		*
Raymond T. Crosier	354,590	(12)	1.9%
Catherine A. Graham	57,761	(13)	*
All directors and current executive officers as a group (10 persons)	2,517,120	(14)	13.3%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

**	Addresses are given for beneficial owners of more than 5% of the outstanding common stock only. Addresses for our Directors and executive officers is c/o Online Resources Corporation, 7600 Colshire Drive, McLean, VA 22102.

(1)	Attached to each share of common stock is a preferred share purchase right to acquire one one-hundredth of a share of our series B junior participating preferred stock, par value $.01 per share, which preferred share purchase rights are not presently exercisable.

(2)	This information is based solely on a Schedule 13G filed by Wellington Management Co., L.P. with the Securities and Exchange Commission on February 13, 2004. Clients of Wellington Management Co., L.P., own the shares of record. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. To our knowledge no such client is known to have such right or power with respect to more than five percent of the common stock outstanding.

(3)	This information is based solely on a Schedule 13G filed by Federated Investors, Inc. with the Securities and Exchange Commission on February 13, 2004. Federated Investors, Inc. may be deemed the beneficial owner of these shares.

(4)	This information is based solely on a Schedule 13G filed by Bruce Bent Associates, Inc. with the Securities and Exchange Commission on February 12, 2004. Bruce Bent Associates, Inc., in its capacity as investment advisor, may be deemed the beneficial owner of these shares, which shares are owned by investment advisory client(s).

(5)	Includes 361,276 shares of common stock issuable upon exercise of options to purchase common stock. Of the total shares, 82,685 shares are held of record by the Rosemary K. Lawlor Living Trust for which Mr. Lawlor serves as the Trustee, and 8,910 shares are held of record by Rosemary K. Lawlor, Mr. Lawlor’s wife.

(6)	Represents 4,116 shares issuable upon exercise of options to purchase common stock.

(7)	Represents 42,478 shares issuable upon the exercise of options to purchase common stock.

(8)	Includes 30,285 shares issuable upon the exercise of options to purchase common stock.

(9)	Includes 74,688 shares issuable upon the exercise of options to purchase common stock.

(10)	Includes 1,188 shares issuable upon the exercise of warrants to purchase common stock and 43,083 shares issuable upon the exercise of options to purchase common stock. Of the total shares, 1,188 are held of record by Ellen Spalluto, Mr. Spalluto’s wife.

(11)	Includes 54,437 shares issuable upon the exercise of options to purchase common stock.

(12)	Includes 281,248 shares issuable upon the exercise of options to purchase common stock. Of the total shares, 7,853 are held of record by Raymond T. Crosier Grantor Retained Annuity Trust, and 5,000, 1,000 and 1,225 shares are held of record by Deborah Crosier (Mr. Crosier’s wife), William Crosier, II (Mr. Crosier’s son) and Jennifer Crosier (Mr. Crosier’s daughter), respectively.

(13)	Represents 57,761 shares issuable upon the exercise of options to purchase common stock.

(14)	Includes 950,560 shares issuable upon the exercise of options to purchase common stock. See also notes 5 through 13 above for further details concerning such options.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth the aggregate information of the Company’s equity compensation plans in effect as of December 31, 2003.

			Number of securities remaining
	Number of securities		available for future issuance
	to be issued upon	Weighted-average	under equity compensation
	exercise of	exercise price of	plans (excluding securities
	outstanding options	outstanding options	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	2,580,118	$8.33	735,459
Equity compensation plans not approved by security holders(2)	2,830,000	$2.86	224,687

Total	5,410,118	$5.47	960,146

(1)	Includes 1,353,763 options under the Company’s 1989 option plan and 1,961,814 options under the Company’s 1999 option plan.

(2)	Includes 3,054,687 options which were added to the Company’s 1999 option plan for which stockholder approval was not obtained.

MANAGEMENT

The Board of Directors

      Our bylaws provide that our business is to be managed by or under the direction of our Board of Directors. The members of our Board of Directors are divided into three classes for purposes of election. Our practice has been to elect one class, representing about one-third of the members of the Board, at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of eight members, classified into three classes as follows: (1) Michael H. Heath and Edward E. Furash constitute a class with a term ending at the 2006 annual meeting; (2) William H. Washecka, David A. O’Connor and Joseph J. Spalluto constitute a class with a term ending at the 2005 annual meeting and (3) Matthew P. Lawlor, Ervin R. Shames, and Barry D. Wessler constitute a class with a term ending at the upcoming 2004 annual meeting.

      On February 25, 2004, our Board of Directors voted to nominate Matthew P. Lawlor, Ervin R. Shames, and Barry D. Wessler for election at the annual meeting for a term of three years. If Mr. Lawlor, Mr. Shames, and Mr. Wessler are elected by the stockholders at the annual meeting to serve on the Board, they will serve until the 2007 annual meeting of stockholders, and until their successors are elected and qualified.

      Set forth below are the names of the Directors whose terms do not expire this year and the persons nominated for election to the Board of Directors at the annual meeting, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, the length of their tenure as Directors and the names of other public companies in which such persons hold directorships.

Name	Age	Position with the Company

Matthew P. Lawlor	56	Chairman of the Board and Chief Executive Officer
Ervin R. Shames (1)	63	Director
Edward E. Furash (1)	69	Director
David A. O’Connor (1)	69	Director
Michael H. Heath (2)	62	Director
Barry D. Wessler (2)	60	Director
Joseph J. Spalluto (2)	45	Director
William H. Washecka (2)	56	Director

(1)	Member of the Compensation Committee and the Corporate Governance Committee

(2)	Member of the Audit Committee

      Matthew P. Lawlor has served as Chairman and Chief Executive Officer since March 1989. Mr. Lawlor started his career as a project engineer with RCA. After completing his graduate business education in 1973, he joined Chemical Bank, where he later headed a regional consumer branch division and its international equity investment company. In 1980, he served as a Presidential Exchange Executive with the White House. He formed US Multitrade in 1981, a venture development firm noted for the seed financing of RSA Security, Inc., (formerly Security Dynamics Technology, Inc.) and other emerging growth companies. He later co-founded Online Resources Corporation, and currently serves on the board of directors of the Electronic Funds Transfer Association (“EFTA”) where he chairs its eFinancial Enablers Council, a group of senior executives whose firms supply Internet products and services to financial institutions. Mr. Lawlor has a BS in mechanical engineering from the University of Pennsylvania and a MBA from Harvard University.

      Michael H. Heath, a Director since March 1989, has been the President of Convention Guides Inc., a publisher of city guide books since 1991. He served as President of Online Resources Corporation from January 1995 to October 1997. Mr. Heath has held positions both in and outside of the financial services industry. He is the former President of MediaNews, which owned the Denver Post and the Houston Post; and President of The Record, a New Jersey-based regional newspaper and broadcast company. Mr. Heath also worked in a variety of senior management positions with Chemical Bank, including a consumer branch division. Mr. Heath received his BA from Williams College and a MBA from Harvard University.

      Edward E. Furash joined as a Director in July 2003. Since 1998 Mr. Furash has been the Chairman and Chief Executive Officer of Monument Financial Group, LLC, a boutique merchant banking firm that specializes in the invention and build-out of novel financial services companies. Mr. Furash is co-founder and retired Chairman and Chief Executive Officer of Treasury Bank, N.A., an Internet-based, multi channel financial services company. He is also the founder of Furash & Company, a management consulting firm to the financial services industry, recognized for his work during the thrift and banking crisis of the 1980s and 1990s. He serves on the Board of Advisors of the American Association of Bank Directors, and is a director of both the Philadelphia-based Pennsylvania Business Bank and the Washington-based City First, a community development bank. He holds a BA from Harvard University and a MBA from the University of Pennsylvania.

      David A. O’Connor, a Director since April 1996, is an EFT industry consultant. He was a Vice Chairman of Honor Technologies (now Star Network), one of the largest ATM networks in the United States from 1997 to 1998. Mr. O’Connor was previously President of CashFlow, Inc., an electronic banking subsidiary of Sovran Financial Services (now Bank of America) and one of the first shared ATM networks. Later, Mr. O’Connor served as President and CEO of Internet, Inc., owner of MOST, which was the nation’s fifth largest ATM network before merging with Honor Technologies. Mr. O’Connor served on the board of directors of the Electronic Funds Transfer Association and served as its chairman. He also served as President of the Mid-Atlantic Exchange and Senior Vice President of Virginia National Bank. Mr. O’Connor is currently serving on the board of directors of Privaris, Inc. O’Connor holds a BS from American University.

      Ervin R. Shames, a Director since January 2000, is a visiting lecturer for consumer marketing at the University of Virginia’s Darden School of Business. Mr. Shames formerly served as President and Chief Executive Officer of Borden, Inc., a large consumer marketing company, from 1993 through 1995. Prior to Borden, Mr. Shames served as President of General Foods USA and Kraft USA. He also served as Chairman, President and Chief Executive Officer of Stride Rite Corporation. Mr. Shames is currently serving on the board of directors of Select Comfort Corporation, where he is a member of the Compensation Committee and Chairman of the Nominating and Governance Committee. He is also on the board of directors of Choice Hotels where he is a member of the Audit and Compensation Committees. Mr. Shames holds a BSBA from the University of Florida and a MBA from Harvard University.

      Joseph J. Spalluto, a Director since May 1995, has been since 1981 a Managing Director of Corporate Finance for Keefe Bruyette & Woods, Inc., a national investment banking firm specializing in the financial services industry. Keefe, Bruyette & Woods, Inc. invests in Online Resources Corporation and has participated in joint marketing. Mr. Spalluto received a BA from Amherst College and a JD from the University of Connecticut School of Law.

      Barry D. Wessler, a Director since May 2000, is widely known as one of the founders of the Internet as a result of his work in the late 1960s at the Advanced Research Projects Agency, where he directed the research for the design and implementation of the ARPANet (the forerunner of today’s Internet). Since 1995, Dr. Wessler has used his expertise as an independent consultant to computer and communications corporations, including America Online, KDD America and Teleglobe Communications. From 1973 to 1982, Dr. Wessler co-founded GTE Telenet, a pioneering packet switch service company (now Sprint Data). Dr. Wessler founded and served from 1982 to 1994 as President and Chief Operating Officer of NetExpress, Inc., a market leader in international facsimile network products and services. Dr. Wessler, served as Chief Executive Officer from 1994 to 1995 for Plexsys International, a cellular telephone infrastructure manufacturer. Dr. Wessler is currently serving on the board of directors of Geo-Centers. Dr. Wessler received his BSEE in 1965 and MSEE in 1967 from MIT and his Ph.D. in Computer Science from the University of Utah in 1973.

      William H. Washecka joined Online Resources’ Board of Directors in February 2004. From 2001 until 2002, Mr. Washecka served as Chief Financial Officer for USinternetworking, Inc., an enterprise and e-commerce software service provider. Mr. Washecka has more than 30 years experience as a financial expert, primarily as a partner with Ernst & Young LLP from 1972 to 2001. He established and managed Ernst & Young’s High Technology and Emerging Business Practice for the mid-Atlantic region, where he provided audit, tax and consulting services. He also currently serves on the board of directors for Visual Networks, Inc., a performance management solutions provider. Mr. Washecka is a graduate of Bernard Baruch College of New York and the Kellogg Executive Management Program, and a certified public accountant licensed in MD, VA, DC and NY.

      Our Board of Directors has determined that all of its members, with the exception of Matthew P. Lawlor, are independent under the current independence standards promulgated by the Securities and Exchange Commission and by the Nasdaq Stock Market.

Committees of the Board of Directors and Meetings

      Meeting Attendance. During the fiscal year ended December 31, 2003 there were 6 meetings of our Board of Directors, and the various committees of the Board met a total of 17 times. The Board of Directors has Compensation, Audit and Corporate Governance committees. No Director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during 2003,

      Compensation Committee. Our Compensation Committee met 5 times during fiscal 2003. During fiscal 2003 the committee had four independent members, Ervin R. Shames (Chairman), George M. Middlemas, David A. O’Connor, and Edward E. Furash. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. For example, the Compensation Committee recommends the compensation arrangements for senior management and directors. Please also see the report of the Compensation Committee set forth on pages 13 and 14 of this proxy statement.

      Audit Committee. Our Audit Committee met 7 times during fiscal 2003. During fiscal 2003 the committee had three independent members, Michael H. Heath (Chairman), Joseph J. Spalluto and Barry D. Wessler. In February of 2004, the committee added a fourth independent member William H. Washecka. Our Audit Committee reviews the engagement of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please also see the report of the Audit Committee set forth on page 15 of this proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A.

      Corporate Governance Committee. Our Corporate Governance Committee met 5 times during fiscal 2003. During fiscal 2003 the committee had four independent members, David A. O’Connor (Chairman), Ervin R. Shames, George M. Middlemas and Edward E. Furash. Our Corporate Governance Committee recommends candidates for nomination by the Board for election as Directors. Any stockholder wishing to propose a nominee to the Corporate Governance Committee for its consideration should submit a recommendation to our Secretary at the address set forth on the first page of this proxy statement, indicating the nominee’s qualifications and other relevant biographical information and providing confirmation of the nominee’s consent to serve as a Director. The committee also reviews and recommends to the Board the role and composition of other Board committees and corporate governance practices. Our Board of Directors has adopted a charter for the Committee, which is available at http://www.orcc.com.

      In evaluating and determining whether to nominate a candidate for a position on the Company’s Board, the Committee will consider the criteria outlined in the Company’s corporate governance policy, which include high professional ethics and values, relevant management experience and a commitment to enhancing stockholder value. In evaluating candidates for nomination, the Committee utilizes a variety of methods. The Company regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the Committee from current Board members, stockholders, professional search firms, officers or other persons. The Committee will review all candidates in the same manner regardless of the source of the recommendation. During 2003, the committee recommended Edward E. Furash to fill a vacancy on the Board of Directors.

During 2004, the committee recommended William H. Washecka to fill a vacancy on the Board of Directors created by the resignation of George M. Middlemas.

      The Committee will consider stockholder recommendations of candidates when the recommendations are properly submitted. Any stockholder recommendations which are submitted under the criteria summarized above should include the candidate’s name and qualifications for Board membership and should be addressed to Corporate Secretary, Online Resources Corporation, 7600 Colshire Dr., McLean, Virginia 22102.

      For purposes of potential nominees to be considered at the 2005 annual Stockholders’ meeting, the Corporate Secretary must receive this information by December 6, 2004. The notice must set forth the candidate’s name, age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by the candidate, and information that would be required to solicit a proxy under federal securities law. In addition, the notice must include the stockholder’s name, address, and the number of shares beneficially owned (and the period they have been held).

Stockholder Communications with the Board

      Stockholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to the Online Resources Board of Directors, c/ o Corporate Secretary, Online Resources Corporation, 7600 Colshire Dr., McLean, Virginia 22102. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Audit Committee Financial Expert

      The Board has determined that Michael H. Heath, Joseph J. Spalluto and William H. Washecka qualify as an “audit committee financial expert” as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Compensation of Directors

      Each non-employee Director receives annually (i) a fee of $7,500, (ii) an additional fee of $1,500 for each Board Committee on which he serves as the Chairperson, (iii) an option to purchase 5,912 shares of common stock (with an exercise price at the fair market value of the common stock at the time of grant), and (iv) an additional option to purchase 1,182 shares of common stock for each Board Committee on which he serves as the Chairperson. The $7,500 and $1,500 fees are paid in 20% increments during the course of the fiscal year, as the Directors attend the Board and Committee meetings. The stock options are granted at the time of the annual meeting and vest over the course of one year. We reimburse Directors for expenses they incur in connection with attending Board and Committee meetings. The employee Director does not receive any compensation for his participation in Board or Committee meetings.

Executive Officers Who Are Not Directors

      The following table sets forth certain information regarding our executive officers who are not also members of the Board of Directors. All of our executive officers are at-will employees.

Name	Age	Position

Raymond T. Crosier	49	President and Chief Operating Officer
Catherine A. Graham	43	Executive Vice President, Chief Financial Officer and Secretary

      Raymond T. Crosier joined Online Resources Corporation in January 1996 and initially served as our Senior Vice President of Client Services. In January 2001 he was elected as our President and Chief

Operating Officer. He is responsible for managing our day-to-day operations. He has 24 years of experience with the financial services industry. Before joining us, he served as Vice President of Sales and Customer Service for TeleCheck International, a check verification and guarantee firm, from 1990 to 1996. TeleCheck was a subsidiary of First Financial Management Corp., which later merged with First Data Corp. He served in a variety of other management positions at TeleCheck, including its national account division from 1989 to 1990 and its regional marketing divisions from 1977 to 1989. Mr. Crosier received a BA in Psychology from the University of Virginia.

      Catherine A. Graham joined Online Resources Corporation in March 2002 and currently serves as Executive Vice President, Chief Financial Officer and Secretary. She is responsible for general financial management with particular attention paid to broadening the investor base and exploring strategic business opportunities. She has 20 years of professional experience in financial disciplines, including technology, restaurant and banking companies. Ms. Graham most recently served as Chief Financial Officer of VIA NET.WORKS, Inc., a publicly-held Internet service provider serving the international ISP markets with subsidiaries in multiple countries. From 1996 to 1998, she served as Vice President of Finance and Investor Relations Officer for Yurie Systems. Prior to her position with Yurie Systems, she served as Chief Financial Officer for Davco Restaurants, Inc., which was then the largest franchiser of Wendy’s restaurants with over 14,000 employees. Ms. Graham received a BA in Economics from the University of Maryland and a MBA from Loyola College.

CODE OF ETHICS

      The Company has adopted a code of ethics that applies to all of its directors, officers (including its chief executive officer, chief financial officer, chief accounting officer, controller and any person performing similar functions) and employees. The Company has made the Code of Ethics available on its website at http://www.orcc.com.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table shows information about compensation we paid or accrued during the three years ended December 31, 2003, December 31, 2002 and December 31, 2001 with respect to (1) our Chief Executive Officer, and (2) two of our executive officers who earned more than $100,000 during the year ended December 31, 2003.

				Long-Term
				Compensation

	Annual Compensation			Securities
Name and Principal Position				Underlying	All Other
(at December 31, 2003)	Year	Salary	Bonus	Options	Compensation(1)

Matthew P. Lawlor	2003	$215,000	$101,278	26,750	$36
Chief Executive Officer and	2002	161,250	15,114	208,582	840
Chairman of the Board	2001	206,042	67,725	125,203	70

Raymond T. Crosier	2003	$200,000	$89,363	23,250	$36
President and Chief Operating Officer	2002	170,000	13,336	150,700	840
	2001	193,750	47,803	84,401	70

Catherine A. Graham(2)	2003	$183,333	$80,427	6,000	$36
Executive Vice President, Chief	2002	137,388	9,001	148,402	840
Financial Officer and Secretary	2001	—	—	—	—

(1)	Consists of premium amount paid by us for group life insurance on behalf of each of the named executive officers.

(2)	Ms. Graham commenced employment with us on March 18, 2002.

Option Grants in Our Last Fiscal Year

      The following table shows grants of stock options that we made during the year ended December 31, 2003 to each of the executive officers named in the Summary Compensation Table.

	Individual Grants					Potential Realizable
						Value at Assumed
	Number of	% of Total				Annual Rates of Stock
	Securities	Options	Exercise			Price Appreciation for
	Underlying	Granted to	or Base			Option Term(2)
	Options	Employees in	Price	Expiration
Name	Granted(1)	Fiscal Year	($/Share)	Date		5%	10%

Matthew P. Lawlor	18,750	3.9%	$4.40	6/4/2013	(3)	$51,884	$79,600
	8,000	1.7%	6.21	12/11/2013	(4)	31,243	47,934
Raymond T. Crosier	16,250	3.4%	$4.40	6/4/2013	(3)	$44,966	$68,987
	7,000	1.4%	6.21	12/11/2013	(4)	27,338	41,942

Catherine A. Graham	6,000	1.2%	$6.21	12/11/2013	(4)	$23,433	$35,950

(1)	The options were granted pursuant to our 1999 Stock Option Plan.

(2)	In accordance with the rules of the SEC, we show in these columns the potential realizable value over the term of the option (the period from the grant date to the expiration date). We calculate this assuming that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate, 5% and 10% compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts are based on assumed rates of appreciation and do not represent an estimate of our future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the optionholder’s continued employment with us through the option exercise period, and the date on which the option is exercised.

(3)	Stock options vest 100% at the end of the fourth year from the date of grant.

(4)	Stock options vested 100% at the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table shows information regarding exercises of options to purchase our common stock by each executive officer named in the Summary Compensation Table during the fiscal year ended December 31, 2003. The table also shows the aggregate value of options held by each executive officer named in the Summary Compensation Table as of December 31, 2003. The value of the unexercised in-the-money options at fiscal year end is based on a value of $6.56 per share, the closing price of our common stock listed on the NASDAQ National Market System on December 31, 2003 (the last trading day of our fiscal year), less the per share exercise price.

			Number of Securities		Value of the Unexercised In-
	Shares		Underlying Unexercised		The-Money Options
	Acquired		Options At Fiscal Year-End		at Fiscal Year-End
	on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Matthew P. Lawlor	—	$—	347,862	199,827	$836,431	$534,574
Raymond T. Crosier	—	—	273,543	144,179	628,006	379,273
Catherine A. Graham	—	—	38,011	116,391	109,657	391,074

(1)	Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

Change in Control Arrangements

      The outstanding option agreements issued under our 1999 Stock Option Plan provide for acceleration of the vesting of options upon or in connection with a change in control.

Performance Graph

      The following graph compares the annual percentage change in our cumulative total stockholder return on our common stock during a period commencing on June 4, 1999, the date of the initial public offering of our common stock, and ending on December 31, 2003 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between our share price at the end and the beginning of the measurement period; by (ii) our share price at the beginning of the measurement period) with the cumulative total return of the Nasdaq Stock Market and the Interactive Week Internet Index (IIX) during such period. We have not paid any dividends on our common stock, and we do not include dividends in the representation of our performance. The stock price performance on the graph below does not necessarily indicate future price performance. Prior to June 4, 1999, shares of our common stock were not publicly traded. Comparative data is provided only for the period since that date. This graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1993 or the Securities Exchange Act of 1934 whether made before or after the date of this proxy statement irrespective of any general incorporation by reference in any such filing. Information used on the graph was obtained from the NASDAQ Online and Interactive Week, sources we believe to be reliable, but we are not responsible for any errors or omissions in such information.

Comparison of Cumulative Total Return Among the Company,

Nasdaq Stock Market and Interactive Internet Week Index

REPORT OF COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

      This report is submitted by the Compensation Committee, which is responsible for establishing and administering our executive compensation policies and stock option plans. This Committee is composed of Ervin R. Shames, Edward E. Furash and David A. O’Connor, none of whom is an employee of the Company. This report addresses the compensation policies for fiscal year 2003 as they affected Matthew P. Lawlor, in his capacity as Chief Executive Officer, and our other executive officers.

      The Compensation Committee makes recommendations to the Board of Directors concerning the compensation and benefits of our Directors, executive officers and key employees, and acts on such other matters relating to their compensation as it deems appropriate. The Compensation Committee administers our 1999 Stock Option Plan, pursuant to which incentive stock options and non-statutory stock options may be granted to eligible employees, Directors and consultants. The Compensation Committee also administers our executive and key employee incentive plan, pursuant to which eligible employees may be granted incentive compensation for achievement of company performance targets.

      Compensation Objectives. The Compensation Committee considers the following objectives in setting base salary and benefits and some of the following objectives in determining bonuses and long-term incentives for executives:

•	establishing base salaries at a competitive average within the e-financial services industry, which is targeted at the mid-point (50th percentile) of current market job classifications;

•	rewarding the achievement of our annual and long-term strategic goals;

•	retaining and attracting executive officers by offering competitive compensation and benefits at a competitive level with other executives in the e-financial services industry; and

•	providing motivation for the executive officers to enhance stockholder value by linking a portion of the compensation package to the performance of our common stock.

      Executive Compensation Program Components. The three principal components of executive compensation are annual base salary, annual incentive bonuses, and long-term incentive compensation under our 1999 Stock Option Plan. Each of these components is discussed as follows:

      Annual Base Salary. The Compensation Committee’s recommendations regarding the annual base salary of our executive officers, including the compensation of the Chairman of the Board and Chief Executive Officer, are based on a number of factors, including each executive officers’ experience and qualifications, the potential impact of the individual on our performance, the level of skill and responsibilities and the other factors described above. Base salaries are reviewed annually, and the Compensation Committee seeks to set executive officer base salaries at competitive levels in relation to the companies with which we compete for executives. Average base salaries for the executive officers increased 19% in 2003. This increase primarily reflects the restoration of cash compensation. In 2002 the executive officers decided to forego between 13% and 25% of cash compensation in exchange for non-qualified stock options.

      Annual Incentive Bonuses. The Company’s annual incentive bonus program is designed to provide a direct financial incentive to our executive officers, including the Chief Executive Officer, as well as other key employees, for achievement of specific Company performance goals. During the fiscal year ending 2003 the incentive bonus program was comprised of cash. Consistent with our executive and key employee incentive program, at the beginning of each fiscal year, the Compensation Committee determines:

•	The employees by grade level that are eligible to participate in the plan for the year;

•	The annual corporate performance goals for the year; and

•	For each eligible employee, the target bonus level as a percentage of base compensation.

      In fiscal 2003, the Compensation Committee established incentive bonus compensation for executive officers and other key employees based on our targeted operating earnings. The average bonus earned under the Plan in 2003 by the three executive officers was 45% of their base salaries. The average maximum targeted bonus that can be earned under the Plan by the three executive officers is 70% of their base salaries. The Compensation Committee made additional stock option awards to all three executive officers at year end based on the Company’s performance. The stock options granted were 100% vested at the time of grant and expire ten years after the date they were granted.

      Long-Term Incentive Compensation. The Compensation Committee believes that stock ownership is a significant incentive in aligning the interests of the executives and the stockholders. Consistent with industry standards, upon hiring, executives may be granted a number of options in an amount larger than the average grant given executives in any year and with different terms and vesting schedules. During fiscal 2003, we granted stock options to all of our executive officers under our 1999 Stock Option Plan, and such grants are set forth in the Stock Option Grants Table under the Executive Compensation section of this proxy statement. A portion of the total stock options granted to executive officers in 2003 vest 100% at the end of the fourth year and expire after ten years after the date they are granted. Stock option grants under the 1999 Stock Option Plan were allocated by the Compensation Committee based upon past and present performance and future potential value of such executive officer’s service to the company.

      Chief Executive Officer. The Chief Executive Officer’s compensation evaluation included consideration of his leadership qualities, experience in the electronic commerce services industry and the results of our performance. At the recommendation of the Compensation Committee the Board of Directors awarded the Chief Executive Officer a cash bonus of $101,278 in the fiscal year ended December 31, 2003. On December 15, 2003 the Board of Directors granted the Chief Executive Officer a merit increase in base salary of 5% for 2004. The Chief Executive Officer was also granted options for 26,750 shares of common stock.

      The goal of our compensation structure is to be certain that all executives are compensated consistent with the above guidelines and to assure that all reasonable and possible efforts are being exerted to maximize stockholder value. In 2003, the Compensation Committee met 5 times to review executive compensation levels to ensure this result.

Members of the Online Resources Corporation
Compensation Committee

Ervin R. Shames, Chairman
Edward E. Furash
David A. O’Connor

REPORT OF AUDIT COMMITTEE

      The Audit Committee of the Board of Directors, which consists entirely of Directors who meet the independence and experience requirements of the NASDAQ National Market System and Rule 10A-3 of the Exchange Act, has furnished the following report:

      The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company’s financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. This Committee’s role and responsibilities are set forth in a charter (refer to Appendix A) adopted by the Board of Directors. This Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. In fulfilling its responsibilities for the financial statements for fiscal year 2003, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended 2003 with management and Ernst & Young LLP; our independent auditors;

•	Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communications With Audit Committees) relating to the conduct of the audit; and

•	Discussed with Ernst & Young LLP the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting;

•	Received written disclosures and the letter from Ernst & Young LLP regarding their independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

      Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company’s independent auditors.

Members of the Online Resources Corporation
Audit Committee

Michael H. Heath, Chairman
Joseph J. Spalluto
Barry D. Wessler
William H. Washecka

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act were filed on a timely basis, except that two reports, covering an aggregate of two stock option grant transactions, were filed late by Mr. Crosier, two reports covering an aggregate of two stock option grant transactions, were filed late by Mr. Lawlor, one report covering a stock option grant transaction, was filed late by Ms. Graham, one report, covering two stock option grant transactions, was filed late by Mr. Heath, one report, covering two stock option grant transactions, was filed late by Mr. Shames, one report, covering two stock option grant transactions, was filed late by Mr. O’Connor, one report, covering two stock option grant transactions, was filed late by Mr. Furash, one report covering one stock option grant transaction, was filed late by Mr. Wessler, and one report covering one stock option grant transaction, was filed late by Mr. Spalluto.

ELECTION OF DIRECTORS

(Notice Item 1)

      On February 25, 2004, upon recommendation of our governance committee, the Board of Directors nominated Matthew P. Lawlor, Ervin R. Shames and Barry D. Wessler for election as members of the Board at the annual meeting. The Board of Directors currently consists of eight members, classified into three classes as follows: Michael H. Heath and Edward E. Furash constitute a class with a term ending in 2006 (the “Class II Directors”); William H. Washecka, David A. O’Connor, and Joseph J. Spalluto constitute a class with a term ending in 2005 (the “Class I Directors”); and Matthew P. Lawlor, Ervin R. Shames, and Barry D. Wessler constitute a class with a term which expires at the upcoming annual meeting (the “Class III Directors”). At each annual meeting of our stockholders, Directors are elected for a full term of three years to succeed those Directors whose terms are expiring.

      The Board of Directors has voted to nominate Matthew P. Lawlor, Ervin R. Shames and Barry D. Wessler for election at the Annual Meeting for a term of three years to serve until our annual meeting of stockholders to be held in 2007, and until their respective successors are elected and qualified. The Class I Directors (William H. Washecka, David A. O’Connor and Joseph J. Spalluto) and the Class II Directors (Michael H. Heath and Edward E. Furash) will serve until our annual meetings of stockholders to be held in 2005 and 2006, respectively, and until their respective successors are elected and qualified.

      Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy card will be voted FOR the election of Matthew P. Lawlor, Ervin R. Shames and Barry D. Wessler as members of the Board of Directors. In the event that the nominees become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in the nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a Director.

      A plurality of the votes of the shares present in person or represented by proxy at the annual meeting is required to elect each nominee as a Director.

      THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MATTHEW P. LAWLOR, ERVIN R. SHAMES AND BARRY D. WESSLER AS MEMBERS OF OUR BOARD OF DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

RATIFICATION OF SELECTION OF

INDEPENDENT PUBLIC ACCOUNTANTS

(Notice Item 2)

      The Audit Committee has appointed Ernst & Young LLP, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2004. The Board proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the year ended December 31, 2003. We expect that representatives of Ernst & Young LLP will be present at the meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Auditor Fee Information

     Audit Fees

      Fees for audit services totaled approximately $239,000 in 2003 and approximately $217,000 in 2002, including fees associated with the annual audit, the reviews of our quarterly reports on Form 10-Q and research to comply with generally accepted accounting principles.

     Audit-Related Fees

      Fees for audit-related services totaled approximately $110,000 in 2003 and approximately $98,000 in 2002. Audit-related services principally include information systems audits.

     Tax Fees

      Fees for tax services were $0 in 2003 and 2002.

     All Other Fees

      Fees for all other services not included above totaled approximately $0 in 2003 and $25,000 in 2002, principally including risk management advisory services.

      The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by Ernst & Young LLP. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting. The Audit Committee has considered whether the provision of the services described above under the caption “All Other Fees” is compatible with maintaining Ernst & Young LLP independence.

      Stockholder ratification of Ernst & Young LLP as our independent accountants is not required by our by-laws or otherwise. However, we are submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of what we consider to constitute good corporate practice. If the stockholders fail to ratify the appointment, we will consider whether or not to retain that firm. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if they determine that a change is in the best interest of the Company and its stockholders.

      The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent public accountants.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

OTHER MATTERS

      The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

      To be considered for inclusion in our proxy statement and form of proxy relating to the annual meeting of stockholders to be held in 2005, a stockholder proposal must be received by the Secretary at our principal executive offices not later than December 6, 2004. Any such proposal will be subject to Rules and Regulations under the Securities Exchange Act of 1934, as amended.

      Our bylaws provide an advance notice procedure for a stockholder to properly bring a proposal before an annual meeting. The stockholder must give timely written notice to the Secretary. To be timely, a stockholder notice of the proposal must be delivered or mailed to and received at our principal executive office not less than ninety (90) days prior to the date of such annual meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, notice of the proposal by the stockholder must be received not later than the close of business on the tenth day following the date on which notice to stockholders of such annual meeting date was mailed or such public disclosure was made. Proposals received after such date will not be voted on at such annual meeting. If a proposal is received before that date, the proxies that management solicits for such annual meeting may still exercise discretionary voting authority on the stockholder proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. The notice of a proposal by a stockholder must include the stockholder’s name and address, as the same that appears in our record of stockholders, a brief description of the proposal, the reason for the proposal, the number of shares of common stock that are beneficially owned by the proposing stockholder and any material interest of such stockholder in the proposed business. All stockholder proposals should be marked for the attention of: Secretary, Online Resources Corporation, 7600 Colshire Drive, McLean, Virginia 22102.

McLean Virginia

April 5, 2004

      OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SEC, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE ON THE INTERNET AT WWW.ORCC.COM AND IS AVAILABLE IN PAPER FORM TO BENEFICIAL OWNERS OF OUR COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO CATHERINE A. GRAHAM, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY, ONLINE RESOURCES CORPORATION, 7600 COLSHIRE DRIVE, MCLEAN, VIRGINIA 22102, ATTN: INVESTOR RELATIONS.

Appendix A

ONLINE RESOURCES CORPORATION

AUDIT COMMITTEE CHARTER

I.  PURPOSE

      The Audit Committee shall provide assistance to the board of directors of the Corporation (the “Board”) in fulfilling the Board’s responsibility to the Corporation’s shareholders relating to the Corporation’s accounting, financial reporting practices, and the quality and integrity of its financial reports. The Audit Committee’s primary duties and responsibilities are to:

•	Oversee that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices of the Corporation;

•	Oversee that management has established and maintained an independent relationship with its external auditor;

•	Oversee that management has established and maintained processes to assure that an adequate system of internal control of financial reporting is functioning within the Corporation; and

•	Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

      The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, in that each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Corporation; or (ii) be an affiliated person of the Corporation or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of NASD Rule 4200, which governs the Nasdaq Stock Market (“Nasdaq”), as such requirements may be changed from time to time; provided, that any non-independent director serving on the Audit Committee pursuant to the “exceptional and limited circumstances” exception available under Nasdaq rules may not serve on the Audit Committee for more than two (2) years; and provided, further, that such non-independent director may not be permitted to serve as chair of the Audit Committee.

      All members of the Audit Committee shall be familiar with basic finance and accounting practices and shall be able to read and understand fundamental financial statements at the time of their appointment to the Audit Committee. Furthermore, at least one member of the Audit Committee shall be financially sophisticated as defined by having experience in finance or accounting, professional certification in accounting, or any other comparable experience or background, such as being or having been a CEO or CFO or other senior officer with financial oversight responsibilities. The Corporation shall disclose, in its annual report, whether or not, and if not, the reasons therefor, the Audit Committee includes at least one Audit Committee Financial Expert, as defined by the Securities Exchange Act of 1934, as amended.

      The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.  MEETINGS

      The Audit Committee shall meet in executive session at least two times per year, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet separately, at least annually, with management, the director of the internal auditing department and the independent auditor to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet separately with the independent auditor, and management quarterly to review the Corporation’s financial statements in accordance with Section IV below.

IV.  RESPONSIBILITIES AND DUTIES

      The Audit Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, retention, compensation, evaluation, oversight and, if necessary, termination of the registered public accounting firm(s) employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/ Reports Review

1.	Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

2.	Review with management and the independent auditor the Corporation’s annual financial statements and Form 10-K prior to the filing of the Form 10-K or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”).

3.	Review with management and the independent auditor each Form 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4.	Review with management and the independent auditor the effect of regulatory and accounting initiatives that may affect the Corporation, as well as the effect of any off-balance sheet structures and transactions on the Corporation’s financial statements.

Independent Auditor

5.	Review the performance of the independent auditor and appoint or terminate the independent auditor. The Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent auditor is ultimately accountable to the Audit Committee for such auditor’s review of the financial statements and controls of the Corporation. The Audit Committee shall determine the appropriate compensation of the independent auditor.

6.	Approve in advance all audit services and all permitted non-audit services, except where such services are determined to be de minimis under the Exchange Act. The Audit Committee may delegate, to one or more designated members of the Audit Committee, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

7.	Oversee and ensure the independence of the auditor by:

•	receiving from, and reviewing and discussing with, the auditor, on a periodic basis, a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard 1 (“ISB No. 1”);

2

•	reviewing, and actively discussing with the Board, if necessary, and the auditor, on a periodic basis, any disclosed relationships or services between the auditor and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditor;

•	recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditor’s independence; and

•	ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Corporation for more than five (5) consecutive fiscal years.

8.	Set clear hiring policies for employees or former employees of the Corporation’s independent auditor.

Financial Reporting Process

9.	In consultation with the independent auditor and the internal auditors, review the integrity of the Corporation’s financial reporting processes, both internal and external. The Audit Committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the internal audit function.

10.	Consider and approve, if appropriate, changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditor, management, or the internal auditing department.

11.	Ensure that there exist regular systems of reporting to the Audit Committee by each of management, the independent auditor and the internal auditor regarding any significant judgments made in management’s preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

12.	Regularly review any significant disagreements among management and the independent auditor or the internal auditing department in connection with the preparation of the financial statements.

13.	Ensure and oversee timely reports from the independent auditor to the Audit Committee of (i) all critical accounting policies and practices; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

Legal Compliance/ General

14.	Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

15.	Report through its Chair to the Board following meetings of the Audit Committee.

16.	Maintain minutes or other records of meetings and activities of the Audit Committee.

17.	Review and approve, prior to the Corporation’s entry into any such transactions, all transactions between the Corporation and its executive officers, members of its Board, beneficial holders of more than 5% of the Corporation’s securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

18.	When deemed necessary by the members of the Audit Committee, retain independent legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out

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its duties, without needing to seek approval for the retention of such advisors or consultants from the Board. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

19.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

20.	Perform any other activities consistent with this Charter, the Corporation’s by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.  COMPENSATION

21.	Audit Committee members shall be compensated by the Corporation solely in the form of directors’ fees. Audit Committee members may, however, receive greater fees than those received for Board service by other Board members, in light of their heightened responsibilities to the Corporation.

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PROXY CARD

ONLINE RESOURCES CORPORATION
7600 COLSHIRE DRIVE
MCLEAN, VIRGINIA 22102

PROXY FOR
ANNUAL MEETING OF STOCKHOLDERS

MAY 5, 2004

2:00 P.M. EASTERN STANDARD TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 5, 2004 in connection with the Annual Meeting of Stockholders to be held on Wednesday, May 5, 2004, at 2:00 p.m. Eastern Standard Time, at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036, and hereby appoints Matthew P. Lawlor and Catherine A. Graham, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Online Resources Corporation that are registered in the name provided in this Proxy and that the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers that undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO
DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (THE
ELECTION OF DIRECTORS) AND FOR PROPOSAL 2.

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

— FOLD AND DETACH HERE —

If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes. If you do mark boxes, please mark the boxes as in this example: [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
LISTED NOMINEES AND “FOR” THE PROPOSALS.

     1. ELECTION OF DIRECTORS (or if the nominee is not available for election, such substitute as the Board of Directors may designate):

1. Proposal to elect Matthew P. Lawlor, Ervin R. Shames and Barry D. Wessler as a Director of the Company.

Matthew P. Lawlor	[	] FOR	[	] WITHHOLD VOTE
Ervin R. Shames	[	] FOR	[	] WITHHOLD VOTE
Barry D. Wessler	[	] FOR	[	] WITHHOLD VOTE

2. Proposal to ratify the appointment of Ernst & Young LLP as the company’s independent public accountants for the Company’s year ending December 31, 2004.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

[    ] By checking this box, I/we consent to future access and delivery of Annual Reports and Proxy Statement electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future stockholder meetings until this consent that I/we have given is revoked. I/we understand that I/we may revoke this consent to electronic access and delivery at any time.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date	_________________	___

Signature:	Date	_________________	___

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

YOUR VOTE IS IMPORTANT!